OrthoPediatrics Corp. Mark Throdahl, CEO August 2019 Fred Hite, CFO F

Disclaimer Forward-Looking Statements This presentation includes "forward-looking statements" within the meaning of U.S. federal securities laws. You can identify forward-looking statements by the use of words such as "may," "might," "will," "should," "expect," "plan," "anticipate," "could," "believe," "estimate," "project," "target," "predict," "intend," "future," "goals," "potential,” "objective," "would" and other similar expressions. Forward-looking statements involve risks and uncertainties, many of which are beyond OrthoPediatrics’ control. Important factors could cause actual results to differ materially from those in the forward-looking statements, including, among others, the risks, uncertainties and factors set forth under "Risk Factors" in OrthoPediatrics’ Annual Report on Form 10-K filed with the SEC on March 7, 2019. Forward-looking statements speak only as of the date they are made. OrthoPediatrics assumes no obligation to update forward-looking statements to reflect actual results, subsequent events, or circumstances or other changes affecting such statements except to the extent required by applicable securities laws. Use of Non-GAAP Financial Measures This presentation includes the non-GAAP financial measure of Adjusted EBITDA, which differs from financial measures calculated in accordance with U.S. generally accepted accounting principles (“GAAP”). Adjusted EBITDA in this release represents net loss, plus interest expense (income), net plus other expense (income), depreciation and amortization, stock-based compensation expense, accelerated vesting of restricted stock upon our IPO, and acquisition related costs. Adjusted EBITDA is presented because the Company believes it is a useful indicator of its operating performance. Management uses the metric as a measure of the Company’s operating performance and for planning purposes, including financial projections. The Company believes this measure is useful to investors as supplemental information because it is frequently used by analysts, investors and other interested parties to evaluate companies in its industry. The Company believes Adjusted EBITDA is useful to its management and investors as a measure of comparative operating performance from period to period. Adjusted EBITDA is a non-GAAP financial measure and should not be considered as an alternative to, or superior to, net income or loss as a measure of financial performance or cash flows from operations as a measure of liquidity, or any other performance measure derived in accordance with GAAP, and it should not be construed to imply that the Company’s future results will be unaffected by unusual or non-recurring items. In addition, the measure is not intended to be a measure of free cash flow for management’s discretionary use, as it does not reflect certain cash requirements such as debt service requirements, capital expenditures and other cash costs that may recur in the future. Adjusted EBITDA contains certain other limitations, including the failure to reflect our cash expenditures, cash requirements for working capital needs and other potential cash requirements. In evaluating Adjusted EBITDA, you should be aware that in the future the Company may incur expenses that are the same or similar to some of the adjustments in this presentation. The Company’s presentation of Adjusted EBITDA should not be construed to imply that its future results will be unaffected by any such adjustments. Management compensates for these limitations by primarily relying on the Company’s GAAP results in addition to using Adjusted EBITDA on a supplemental basis. The Company’s definition of this measure is not necessarily comparable to other similarly titled captions of other companies due to different methods of calculation. The schedules below contain a reconciliation of Net Loss to non-GAAP Adjusted EBITDA. 2

Highlights Large Market Proprietary Technology Scalable Business Diversified medical device company focused exclusively on pediatric orthopedics Protected market opportunity: $1.4 billion U.S., $3.2 billion globally estimated in 2019 High U.S. procedure concentration: <300 hospitals and ~1,400 surgeons Focused call point: pediatric orthopedic surgeons are generalists who use all OP products Sustainable competitive advantage: - Broadest pediatric-specific orthopedic product offering with 33 surgical systems - Strong relations with pediatric orthopedic surgeons - Deep commitment to clinical education - Sales personnel are a consultative resource Consistent 20+% growth since inception - FY18 revenue of $57.6 million, up 26% - FY19 revenue growth guidance updated to 23-25% Vilex acquisition expands Trauma & Deformity offering to 80% of the addressable market and gives OP proprietary, leading-edge technology in external fixation 3

OP Today A Company Built on a CAUSE Cause Company Snapshot Improving the lives of children Treated >150,000 patients since inception with orthopedic conditions 29 surgical systems; 8,000+ SKUs; strong pipeline1 3 additional systems from Vilex acquisition 86 direct employees; 152 focused sales reps1 Global sales organization focused on pediatric orthopedic surgeons in 44 countries1 28 issued patents; 38 pending patents2 Chief Medical Officer is a fellow surgeon Average FDA approval time: < ½ industry average Gideon with CMO Peter Armstrong, M.D., c. 1995. History of stable reimbursement Gideon’s drawing of his girlfriend, 2016. 1 As of June 30, 2019 4 2 As of June 30, 2019 and does not include Vilex/Orthex patents/patent applications

Our Key Idea Children Are Not Small Adults Superior Clinical Outcomes OP’s Market Impact Re-Purposed Adult Plate OP’s Solution Address orthopedic industry’s lack of focus on product development, clinical education, and sales presence Implants and instruments avoid complications of re-purposed adult products Product development in collaboration with leading pediatric orthopedic surgeons Dedicated sales support attending surgeries Clinical education programs that build brand loyalty Screws Through Screws Parallel To Growth Plate Growth Plate 5

Large and Focused Market OP’S $3.2 Billion Current Addressable Global Market1 $1.4 Billion U.S. Addressable Market1 High Concentration of Pediatric Trauma & Deformity and Scoliosis Procedures 3,157 U.S. Sports Hospitals Medicine Smart $170M Implants $363M 38% Scoliosis Procedures $308M (%) 62% Trauma & Deformity 268 U.S. $586M Hospitals Current products target three of the largest categories in Pediatric Orthopedics Pipeline products underway to expand addressable market 1 Management’s 2019 updates to IMS data from 2016 6

Product Line Diversification 2018 Revenue by Segment $57.6 million sales in 2018, increasing 26% Scoliosis Well diversified sources of growth 29% All major product families supported FY 2018 26% revenue growth Sports Trauma & Medicine/ Firefly, PNP|Femur, and PediFrag were key 2% Deformity Other 69% growth drivers All products have comparable gross margins 2018 Revenue by Product Family 2018 Revenue Growth % by Product Family 70% 62% 60% 50% 44% 42% 40% 30% 23% 20% 17% 20% 14% 11% 9% 10% 0% 7

A Proven Strategy Since 2011 Sales Focus on Teaching Deploy Expand Expand Clinical Institutions and Instrument Addressable Education High Volume Sets Procedures Programs Hospitals Goals Accelerate sales growth Develop novel technologies 8

New Systems & Product Launches (2017-2018) Titanium Clavicle Wrist Fusion PediFlex Pediatric Nailing PediPlates® Plate System Plate System Advanced Platform | FEMUR System (First pediatric (First pediatric (Expands into adolescent (Expands physeal specific specific cases) Trauma&Deformity tethering offering) system) system) Scoliosis FIREFLY® Pedicle Screw Navigation FireFly S2/Alar RESPONSE 4.5/4.75/5.0mm Guides (Complementary to System RESPONSE Spine System) (Maximizes intraoperative flexibility) Medial Patella Femoral Ligament Reconstruction System Sports Sports (Complementary to ACL Medicine Reconstruction System) 9

Upcoming New Systems & Product Launches (2019) Launching Launching Launching Launching Development Development 3Q19 3Q19 4Q19 4Q19/1Q20 in Process In Process Cannulated QuickPack™ PediFoot Slipped Capital Osteogenesis PNP | Tibia Trauma&Deformity Screw Bone Void (First pediatric Femoral Epiphysis Imperfecta Systems Filler system) System Nail System Launched Development Feb’19 In Process Scoliosis BandLoc DUO System Neuromuscular Scoliosis System 10

Strong Pipeline Expanding Our Addressable Market CMF Clavicle Demonstrated ability to Proximal Rib expand portfolio to full Humerus Spine array of pediatric surgeries Elbow Growing Rods Hand & Wrist OP Today OP Tomorrow Now Under Development Pelvis Hip & Long Bone Knee (Sports Medicine) Foot & Ankle 11

Leading Edge Systems in Development Smart Implants Spinal Tethering Proof of concept established in 2018 with Emerging procedure with off-label use of substantial development in 2019 adult product. Need for pediatric system. Intervention in patients as young as 10 2 embodiments: (1) scoliosis (2) intramedullary nailing Reversible, non-fusion procedure Developing IP portfolio OP will offer significant improvements to Working with panel of leading tethering surgeons current technology Uncertain FDA regulatory path 12

Global Sales Coverage United States International 75% of 2018 25% of 2018 Revenue Revenue 34 Sales Agencies, 7 Sales Agencies most of which are + 38 Stocking exclusive* Distributors* Direct in UK, IRE, AUS, NZ, CAN, BE, NL * Data as of 2Q 2019 Currently selling to major children’s hospitals in the U.S. and 43 additional countries Converting to agency model in select markets has significantly increased volumes, ASPs, and gross margin Replicate success of sales agency model in UK, IRE, AUS, NZ, CAN, BE, and NL 13

Vilex Acquisition Transaction In June OP purchased Vilex, including its Orthex Hexapod ex-fix system and proprietary CORA-based x-ray software Separate Vilex’s adult business and pursue potential divestiture Consideration $50 million in cash + $10 million in shares = $60 million Benefits Expands OP’s Trauma & Deformity business into new segment valued at $200 million globally Expands Trauma & Deformity’s breadth from 60% to 80% of addressable market Increases surgeon reach to limb reconstruction specialists who treat pediatric patients beyond children’s hospitals, generating pull-through of other products 14

Separating Adult from Pediatric Products OP Owns Orthex Hexapod ex-fix system and proprietary point-and-click x-ray planning software 50% annual revenue growth since FDA clearance in mid-2016 Generated $3.1 million of revenue in 2018 Potential Sales of Vilex’s Adult Systems $8.7 million of 2018 revenue, most of which is adult Extensive development pipeline Investment by a focused Foot & Ankle company will drive future success 15

Orthex Advantages Disruptive Technology Construct allows 90° angulation Unique calibrated structs and HA-coated pins Patented point and click software Significantly simplifies surgery planning and subsequent alignments Dror Paley, MD – Pediatric orthopedic KOL Introduced Ilizarov method in U.S. Defend competitive position and risk Defend other potential acquirers from entering the pediatric space 16

Competitive Landscape New Competitors Would Face Formidable Obstacles Product breadth Surgeon relationships Sales and distribution network Clinical education programs Pediatric brand equity Reputation with pediatric orthopedic societies Dynamic culture “The ship has sailed.” 17

What Does Category Leadership Mean? Surgeon relationships and Broadest, most innovative clinical education product offering Relationships with surgeons who use 12 years’ clinical understanding entire portfolio New product pipeline Major provider of clinical education Pediatric Market Gateway for Leading supporter of surgical societies distributed products and joint Custom instruments product developments Robust organic growth Attractive growth and opportunities margin profile $3.2 billion addressable global market Consistent growth since inception Limited focused competition 74% gross margin in FY 2018 Focused, experienced distribution History of efficient capital Instrument set placements drive growth utilization 18

Financial Review

Consistent 20+% Revenue Growth Since Inception $75 $70.8 - $72.8* $70 $65 $60 $57.6 $55 $14.1 $50 $45.6 $45 $40 $37.3 $10.7 $35 $31.0 $8.5 $30 $6.1 Revenue Millions) in ($ $25 $23.7 $19.6 $5.3 $43.5 $20 $16.1 $3.9 $34.9 $15 $2.8 $28.8 $10.2 $24.9 $10 $7.1 $0.9 $18.4 $13.3 $15.8 $5 $3.0 $0.4 $9.3 $0.6 $6.7 $0 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 FY19E U.S. International FY19E * Includes Orthex 20

Category Revenue Summary $70 $0.8 $60 $1.2 $0.6 $10.1 $50 $1.2 $16.7 $7.6 $1.1 $40 $11.6 $1.1 $30 $9.4 $0.8 $7.4 $21.9 $20 $3.6 $39.7 RevenueMillions) in ($ $19.0 $32.8 $26.8 $22.5 $10 $19.3 $0 2014 2015 2016 2017 2018 6M 2018 6M 2019 Trauma & Deformity Scoliosis Sports Medicine/Other 21

Revenue Seasonality Seasonality Drives Stronger Performance in Summer Months and Holiday Periods 30% 27% 27% 27% 26% 25% 26% 26% 26% 25% 25% 22% 21% 21% 20% 15% 10% Revenue % as Totalof Year 5% 0% 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 2016 2016 2016 2016 2017 2017 2017 2017 2018 2018 2018 2018 22

Income Statement Summary ($ in Millions) FY 2016 FY 2017 FY 2018 6M 2018 6M 2019 Revenue $37.3 $45.6 $57.6 $27.2 $32.9 Growth % 20% 22% 26% 26% 21% Gross Profit $26.4 $34.5 $42.7 $20.2 $24.3 Margin% 71% 76% 74% 74% 74% Operating Expenses $32.5 $40.9 $52.2 $26.7 $28.8 Operating Loss ($6.1) ($6.5) ($9.6) ($6.5) ($4.5) Net Loss ($6.6) ($8.9) ($12.0) ($7.7) ($5.6) Net Loss per Share* ($7.14) ($5.86) ($0.96) ($0.62) ($0.39) * Net loss per share attributable to common stockholders – basic and diluted 23

Adjusted EBITDA Reconciliation ($ in Millions) Six Months Ended June 30, 2018 2019 Net Loss ($7.7) ($5.5) Interest expense, net 1.1 0.9 Other expense 0.1 0.0 Depreciation and amortization 1.4 1.9 Stock-based compensation 0.6 1.2 Accelerated vesting of restricted stock upon IPO 2.0 - Acquisition related costs - 0.6 Adjusted EBITDA ($2.5) ($0.8) 24

Balance Sheet ($ in Millions) As of June 30, 2019 Assets Liabilities Cash $21.9 Accounts Payable $6.0 Accounts Receivable 14.9 Debt 51.2 Inventory 32.8 Accrued Expenses 4.0 Other Current Assets 37.2 All Other Liabilities 2.1 PP&E (net) 20.9 Paid In Capital 209.3 Intangibles 23.7 Accumulated Deficit (net) (121.2) Total Assets $151.4 Total Liabilities / Equity $151.4 25

Vilex’s Adult Product Line Advanced the process of finding a buyer for Vilex’s adult product line. Formed a special board committee to supervise management’s authorized disposition of these assets and have engaged advisors to assist in this process. Anticipate significant interest in the assets to be offered for sale and when completed we expect a significant reduction in our outstanding debt position. 26

Summary Surgeon relationships and Broadest, most innovative clinical education product offering Robust organic growth Attractive growth and opportunities margin profile 27